1st QUARTER 2019 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corporation 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended March 31, 2019 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of March 31, 2019, ROIC owned 90 shopping centers encompassing approximately 10.3 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended March 31, 2019 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data Property Acquisitions and Dispositions ………………………….………………………...……………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................ 17 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 18 Leased vs. Billed Summary ………………………………………………………..…............................................................. 19 Investor Information …………………………………………………………..…………………………………………………… 20 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended March 31, 2019 (unaudited, dollars in thousands, except par values and share amounts) 03/31/19 12/31/18 ASSETS: Real Estate Investments: Land $ 890,184 $ 894,240 Building and improvements 2,262,034 2,266,232 Less: accumulated depreciation (342,696) (329,207) Real Estate Investments, net 2,809,522 2,831,265 Cash and cash equivalents 9,649 6,076 Restricted cash 1,545 1,373 Tenant and other receivables, net 47,744 46,832 Acquired lease intangible assets, net 69,062 72,109 Prepaid expenses 2,958 4,194 Deferred charges, net 32,069 33,857 Other assets 21,857 7,365 TOTAL ASSETS $ 2,994,406 $ 3,003,071 LIABILITIES: Term loan $ 299,139 $ 299,076 Credit facility 139,904 153,689 Senior Notes 941,796 941,449 Mortgage notes payable 88,264 88,511 Acquired lease intangible liabilities, net 158,907 166,146 Accounts payable and accrued expenses 27,710 15,488 Tenants' security deposits 7,101 7,065 Other liabilities 37,636 23,219 TOTAL LIABILITIES 1,700,457 1,694,643 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 11 Additional paid-in capital 1,440,754 1,441,080 Dividends in excess of earnings (265,565) (256,438) Accumulated other comprehensive income 751 3,561 Total Retail Opportunity Investments Corp. stockholders' equity 1,175,951 1,188,214 Non-controlling interests 117,998 120,214 TOTAL EQUITY 1,293,949 1,308,428 TOTAL LIABILITIES AND EQUITY $ 2,994,406 $ 3,003,071 The Company's Form 10-Q for the quarter ended March 31, 2019, and Form 10-K for the year ended December 31, 2018 should be read in conjunction with the above information. - 4 -

Supplemental Disclosure Income Statements Quarter Ended March 31, 2019 (in thousands, except per share amounts) 3 Months Ended (Unaudited) 12 Months End 03/31/19 03/31/18 03/31/19 REVENUES: Rental revenue $ 75,367 $ 71,538 $ 223,797 Other income 686 2,857 6,197 TOTAL REVENUES 76,053 74,395 295,798 OPERATING EXPENSES: Property operating 11,061 10,478 43,851 Property taxes 8,238 7,819 32,349 Depreciation and amortization 24,761 25,217 100,838 General and administrative expenses 4,276 3,531 14,918 Other expense 93 69 478 TOTAL OPERATING EXPENSES 48,429 47,114 192,434 Gain on sale of real estate 2,638 - 5,890 OPERATING INCOME 30,262 27,281 109,254 NON-OPERATING EXPENSES: Interest expense and other finance expenses (15,679) (15,457) (62,113) NET INCOME 14,583 11,824 47,141 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (1,333) (1,122) (4,405) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. $ 13,250 $ 10,702 $ 42,736 NET INCOME PER COMMON SHARE - BASIC $ 0.12 $ 0.09 $ 0.38 NET INCOME PER COMMON SHARE - DILUTED $ 0.12 $ 0.09 $ 0.38 Weighted average common shares outstanding - basic 113,681 112,163 112,645 Weighted average common shares outstanding - diluted 125,441 124,127 124,559 The Company's Form 10-Q for the quarters ended March 31, 2019 and March 31, 2018 should be read in conjunction with the above information. In connection with the adoption of the lease accounting standard ASU No. 2016-2, effective January 1, 2019, previously capitalized internal leasing costs are now expensed and included in General and administrative expenses. These costs amounted to $344,000 for the three months ended March 31, 2018. In addition, bad debt is now classified as an offset to revenue instead of being included in Property operating expenses. - 5 -

Supplemental Disclosure Funds From Operations Quarter Ended March 31, 2019 (in thousands, except per share amounts) 3 Months Ended (Unaudited) 12 Months 03/31/19 03/31/18 03/31/19 Funds from Operations (FFO) (1) : Net income attributable to ROIC common stockholders $ 13,250 $ 10,702 $ 36,846 Plus: Depreciation and amortization expense 24,761 25,217 100,838 Less: Gain on sale of real estate (2,638) - (5,890) FUNDS FROM OPERATIONS - BASIC 35,373 35,919 131,794 Net income attributable to non-controlling interests 1,333 1,122 4,405 FUNDS FROM OPERATIONS - DILUTED $ 36,706 $ 37,041 $ 136,199 FUNDS FROM OPERATIONS PER SHARE - BASIC $ 0.31 $ 0.32 $ 1.17 FUNDS FROM OPERATIONS PER SHARE - DILUTED $ 0.29 $ 0.30 $ 1.09 Weighted average common shares outstanding - basic 113,681 112,163 112,645 Weighted average common shares outstanding - diluted 125,441 124,127 124,559 Common dividends per share $ 0.1970 $ 0.1950 $ 0.7800 FFO Payout Ratio 67.9% 65.0% 68.4% Additional Disclosures: Non Cash Expense (Income) Straight line rent $ (1,180) $ (1,471) $ (5,380) Above/below market rent amortization, net (6,478) (4,075) (13,965) Non-cash interest expense 301 535 1,674 Deferred financing costs and mortgage premiums, net 515 449 1,899 Stock based compensation 1,651 1,428 7,392 Capital Expenditures Tenant improvements $ 5,026 $ 3,107 $ 18,184 Leasing commissions 318 753 2,048 Building improvements (167) 361 2,371 Reimbursable property improvements 761 193 2,710 Pad and other development 1,593 1,017 3,540 Value enhancing tenant improvements 2,256 2,378 8,961 (1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The above does not purport to disclose all items required under GAAP. - 6 -

Supplemental Disclosure
Quarter Ended March 31, 2019

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Casitas Plaza Shopping Center	$ 7,120	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace	17,950	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads	26,000	4.73%	3.82%	04/06/24	1.8%
Diamond Hills Plaza	35,500	3.55%	3.61%	10/01/25	2.4%
Net unamortized premiums/deferred financing charges	1,694				
Total Mortgage Debt	88,264	4.34%	3.76%	5.1 Years (WA)	5.9%
Unsecured Senior Notes:					
Senior Notes Due 2023	250,000	5.00%	5.21%	12/15/23	16.9%
Senior Notes Due 2024	250,000	4.00%	4.21%	12/15/24	16.9%
Senior Notes Due 2026	200,000	3.95%	3.95%	09/22/26	13.5%
Senior Notes Due 2027	250,000	4.19%	4.19%	12/15/27	16.9%
Net unamortized discounts/deferred financing charges	(8,204)				
Total Unsecured Senior Notes	941,796	4.30%	4.41%	6.6 Years (WA)	64.2%
Term Loan:					
Interest rate swaps	100,000	3.69%	3.69%	8/31/2022	6.8%
Interest rate swaps	200,000	2.84%	2.84%	8/31/2022	13.5%
Total Term Loan	300,000	3.12%	3.12%	3.4 Years (WA)	20.3%
Total Fixed Rate Debt	**1,330,060**	**4.04%**	**4.08%**	**5.8 Years (WA)**	**90.4%**
Variable Rate Debt					
Credit Facility	142,000	3.50%	3.50%	09/08/21 (1)	9.6%
Net unamortized deferred financing charges	(2,096)				
Credit Facility, net	139,904				
Term Loan	300,000			09/08/22	
Net unamortized deferred financing charges	(861)				
Term Loan, net	299,139				
Interest rate swaps - Term loan	(300,000)				
Total Variable Rate Debt	**139,043**	**3.50%**	**3.50%**	**2.4 Years (WA)**	**9.6%**
TOTAL DEBT	**$ 1,469,103**	**3.99%**	**4.03%**	**5.5 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages	(1,954)				
Net unamortized discounts on notes	4,403				
Net unamortized deferred financing charges	7,018				
Total Principal Debt	**$ 1,478,570**				

(1) Does not include extension options available to ROIC.

- 7 -

Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended March 31, 2019 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2019 $ 413 $ - $ - $ - $ - $ 413 0.0% 2020 577 - - - - 577 0.0% (1) 2021 717 - 142,000 - - 142,717 9.7% 2022 1,003 23,129 - 300,000 - 324,132 21.9% 2023 686 - - - 250,000 250,686 17.0% 2024 708 26,000 - - 250,000 276,708 18.7% 2025 550 32,787 - - - 33,337 2.3% 2026 - - - - 200,000 200,000 13.5% 2027 - - - - 250,000 250,000 16.9% 2028 - - - - - - 0.0% $ 4,654 $ 81,916 $ 142,000 $ 300,000 $ 950,000 $ 1,478,570 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 86 9,729,219 94.6% Encumbered properties 4 560,163 5.4% 90 10,289,382 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,392,000 94.1% Secured principal debt 86,570 5.9% Total Principal Debt $ 1,478,570 100.0% (1) Does not include extension options available to ROIC. - 8 -

Selected Financial Analysis

Supplemental Disclosure
Quarter Ended March 31, 2019

(unaudited, in thousands, except per share amounts)

	03/31/19	12/31/18	09/30/18	06/30/18	03/31/18
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.4x	3.4x	3.3x	3.1x	3.4x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.3x	3.4x	3.2x	3.1x	3.4x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.3x	7.1x	7.2x	7.7x	7.1x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.1x	7.2x	7.2x	7.6x	7.5x
Debt/equity ratios, at period end:					
Total principal debt/total market capitalization	40.5%	42.9%	38.7%	39.3%	40.8%
Total principal debt/total equity market capitalization	68.2%	75.2%	63.2%	64.8%	68.8%
Total principal debt/total book assets	49.4%	49.7%	48.9%	50.4%	49.4%
Total principal debt/undepreciated book value	44.3%	44.8%	44.3%	46.0%	45.3%
Secured principal debt/undepreciated book value	2.6%	2.6%	2.6%	2.9%	2.9%
Market capitalization calculations, at period end:					
Common shares outstanding	113,681	113,441	113,431	112,165	112,165
Operating partnership units (OP units) outstanding	11,407	11,477	11,574	11,648	11,679
Common stock price per share	$ 17.34	$ 15.88	$ 18.67	$ 19.16	$ 17.67
Total equity market capitalization	$ 2,169,021	$ 1,983,698	$ 2,333,843	$ 2,372,268	$ 2,188,331
Total principal debt	1,478,570	1,492,708	1,473,841	1,537,827	1,505,503
TOTAL MARKET CAPITALIZATION	$ 3,647,591	$ 3,476,406	$ 3,807,684	$ 3,910,095	$ 3,693,834
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	46.1%	46.6%	46.2%	47.9%	47.2%
Total secured debt to total assets not to exceed 40%	2.8%	2.8%	2.8%	3.1%	3.1%
Total unencumbered assets to total unsecured debt not to be less than 150%	217.7%	215.0%	217.2%	207.6%	210.7%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.3x	3.3x	3.4x	3.5x	3.6x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

- 9 -

ROIC

Supplemental Disclosure Property Acquisitions and Dispositions Quarter Ended March 31, 2019 (dollars in thousands) Dispositions Date Owned Shopping Centers Location Sold Sales Amount GLA 1Q 2019 Vancouver Market Center Vancouver, WA 02/15/19 $ 17,000 118,385 Total 2019 Dispositions $ 17,000 118,385 - 10 -

Supplemental Disclosure
Quarter Ended March 31, 2019

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	98.0%	$	1,791	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	98.8%		2,440	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.9%		2,918	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	97.4%		1,883	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	95.8%		1,345	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,212	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	96.4%		2,264	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,486	99.2%		3,661	H-Mart Supermarket, Rite Aid Pharmacy
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,401	100.0%		2,685	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.6%		13,020	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket(2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	95.5%		2,015	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	100.0%		2,364	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	89.8%		2,511	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	99.7%		4,665	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	88.2%		2,096	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	97.7%		1,784	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	94.1%		3,164	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	89.5%		4,685	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	95.2%		1,268	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	94.7%		3,448	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,716**	**96.9%**	**$**	**62,219**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	95.0%	$	2,165	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	100.0%		1,905	Safeway (Vons) Supermarket, CVS Pharmacy (2)
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	96.3%		2,716	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	100.0%		2,059	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,821	97.4%		1,738	AA Supermarket, Ross Dress For Less
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	95.0%		4,238	Trader Joe's, Pier 1
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	100.0%		2,502	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	96.8%		3,220	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	98.7%		2,970	Smart & Final Extra Supermarket
Orange Country metro area total					**1,085,297**	**97.4%**	**$**	**23,513**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	177,203	91.3%	$	3,364	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,012	100.0%		2,606	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	95.4%		1,386	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	99.9%		2,021	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%		945	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	96.3%		3,141	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	128,852	97.1%		3,053	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**688,452**	**95.9%**	**$**	**16,516**	
Southern California Totals					**4,715,465**	**96.9%**	**$**	**102,248**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 1Q 2019.

- 11 -

ROIC

Supplemental Disclosure
Quarter Ended March 31, 2019

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	97.8%		2,722	SaveMart (Lucky) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	97.6%		2,095	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,351	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		552	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	124,306	98.9%		2,727	Grocery Outlet Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%		1,328	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	100.0%		2,426	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	98.7%		2,521	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,592	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,205	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	98.9%		2,713	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	62,007	100.0%		2,338	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	87.9%		946	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	98.0%		1,625	REI, Cost Plus World Market
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	100.0%		1,458	Safeway Supermarket
San Francisco metro area total					**1,291,324**	**98.9%**	**$**	**31,070**	
Sacramento metro area									
Norwood Shopping Center	*	Sacramento	CA	04/06/10	85,706	100.0%	$	1,357	Viva Supermarket, Rite Aid Pharmacy, Citi Trends
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	86.9%		2,560	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Morada Ranch	*	Stockton	CA	05/16/11	101,842	97.5%		2,263	Raleys Supermarket
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	82.3%		915	CVS Pharmacy
Sacramento metro area total					**475,307**	**91.0%**	**$**	**7,095**	
Northern California Totals					**1,766,631**	**96.8%**	**$**	**38,165**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
*Denotes properties in same center pool for 1Q 2019.

- 12 -

ROIC

Property Portfolio, continued

Supplemental Disclosure
Quarter Ended March 31, 2019

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$ 835	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,474	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%	2,455	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%	1,867	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	100.0%	1,961	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	93.8%	2,479	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	100.0%	1,757	Central Supermarket, Marshall's, Pier 1
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%	2,789	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,813	99.8%	10,690	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%	3,293	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,560	100.0%	2,590	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	108,377	100.0%	2,232	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%	690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%	2,816	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	95.8%	874	Kroger (QFC) Supermarket
Stadium Center		Tacoma	WA	02/23/18	48,888	100.0%	1,029	Thriftway Supermarket
Seattle metro area total					**1,941,105**	**99.5%**	**$ 39,831**	
Portland metro area								
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,662	100.0%	$ 3,685	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	95.3%	1,753	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%	1,749	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	107,468	97.3%	1,694	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,272	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%	1,379	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,580	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%	1,064	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	99.3%	2,014	H-Mart Supermarket, Bi-Mart Pharmacy
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%	2,823	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%	1,479	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%	1,577	Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	98.4%	2,269	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%	829	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	121,904	100.0%	1,951	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%	2,198	Kroger (QFC) Supermarket
King City Plaza		King City	OR	05/18/18	62,676	100.0%	982	Grocery Outlet Supermarket
Portland metro area total					**1,755,503**	**99.5%**	**$ 31,298**	
Pacific Northwest Totals					**3,696,608**	**99.5%**	**$ 71,129**	
TOTAL SHOPPING CENTERS					**10,178,704**	**97.8%**	**$ 211,542**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

Note: Property Portfolio excludes one shopping center that is currently under contract to be sold (slated for new multi-family development).

*Denotes properties in same center pool for 1Q 2019.

- 13 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORPORATION

Supplemental Disclosure Same-Center Cash Net Operating Income Analysis Quarter Ended March 31, 2019 (unaudited, dollars in thousands) Three Months Ended 12 Months 03/31/19 03/31/18 $ Change % Change 03/31/19 03/31/18 Number of shopping centers included in same-center analysis (1) 87 87 78 78 Same-center occupancy 97.8% 97.5% 0.3% 97.6% 97.5% REVENUES: Base rents $ 50,512 $ 48,593 $ 1,919 3.9% $ 178,508 $ 173,340 Percentage rent 84 110 (26) (23.6%) 1,402 1,428 Recoveries from tenants 16,857 15,764 1,093 6.9% 57,579 54,963 Other property income 595 499 96 19.2% 2,425 3,711 Bad debt (2) (624) - (624) N/A TOTAL REVENUES 67,424 64,966 2,458 3.8% 239,914 233,442 OPERATING EXPENSES: Property operating expenses 10,943 10,182 761 7.5% 38,832 36,003 Bad debt (2) - 79 (79) N/A 863 1,597 Property taxes 8,042 7,644 398 5.2% 27,691 27,530 TOTAL OPERATING EXPENSES 18,985 17,905 1,080 6.0% 67,386 65,130 SAME-CENTER CASH NET OPERATING INCOME $ 48,439 $ 47,061 $ 1,378 2.9% $ 172,528 $ 168,312 SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income $ 30,262 $ 27,281 $ 109,254 $ 93,665 Depreciation and amortization 24,761 25,217 100,838 96,256 General and administrative expenses 4,276 3,531 14,918 14,103 Other expense 93 69 478 418 Gain on sale of real estate (2,638) - (5,890) - Property revenues and other expenses (3) (7,432) (5,523) (18,907) (22,492) TOTAL COMPANY CASH NET OPERATING INCOME 49,322 50,575 200,691 181,954 Non Same-Center Cash NOI (883) (3,514) (28,163) (13,642) SAME-CENTER CASH NET OPERATING INCOME $ 48,439 $ 47,061 $ 172,528 $ 168,312 (1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period. (2) In connection with the adoption of the lease accounting standard ASU No. 2016-2, effective January 1, 2019, bad debt is now classified as an offset to revenue instead of being included in operating expenses. (3) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods. Note: Analysis excludes one shopping center that is currently under contract to be sold (slated for new multi-family development). - 14 -

Supplemental Disclosure Top Ten Tenants Quarter Ended March 31, 2019 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.5% $ 11,774 5.6% 2 Kroger Supermarkets 12 511,240 5.1% 7,385 3.5% 3 Rite Aid Pharmacy 14 266,921 2.7% 3,304 1.6% 4 JP Morgan Chase 22 98,473 1.0% 3,112 1.5% 5 Marshall's / TJMaxx 6 178,195 1.8% 2,819 1.3% 6 SaveMart Supermarkets 4 187,639 1.9% 2,813 1.3% 7 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 8 Ross Dress For Less / dd's Discounts 7 191,703 1.9% 2,655 1.3% 9 Trader Joe's 8 96,714 1.0% 2,588 1.2% 10 H-Mart Supermarkets 3 147,040 1.5% 2,400 1.1% Top 10 Tenants Total 99 2,788,688 28.0% $ 41,597 19.7% Other Tenants 1,869 7,177,529 72.0% 170,468 80.3% Total Portfolio 1,968 9,966,217 100.0% $ 212,065 100.0% - 15 -

Lease Expiration Schedule

Supplemental Disclosure
Quarter Ended March 31, 2019

(dollars in thousands)

Anchor Tenants [(1)]

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	5	148,870	1.5%	$ 1,696	0.8%	$ 11.39
2020	12	419,008	4.2%	4,734	2.2%	11.30
2021	14	425,104	4.3%	5,095	2.4%	11.99
2022	18	530,799	5.3%	7,043	3.3%	13.27
2023	26	836,758	8.4%	13,312	6.3%	15.91
2024	17	630,384	6.3%	9,820	4.6%	15.58
2025	11	367,230	3.7%	5,354	2.5%	14.58
2026	9	336,444	3.4%	4,699	2.2%	13.97
2027	8	212,350	2.1%	3,336	1.6%	15.71
2028	14	514,446	5.2%	9,342	4.4%	18.16
2029+	27	1,054,068	10.6%	15,985	7.5%	15.16
	161	5,475,461	55.0%	$ 80,416	37.8%	$ 14.69

Non-Anchor Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	149	262,274	2.6%	$ 7,707	3.6%	$ 29.39
2020	269	595,751	6.0%	16,677	7.9%	27.99
2021	305	644,197	6.5%	18,996	9.0%	29.49
2022	288	662,288	6.6%	19,784	9.3%	29.87
2023	269	629,741	6.3%	19,483	9.2%	30.94
2024	198	533,429	5.4%	15,165	7.2%	28.43
2025	66	222,509	2.2%	6,028	2.9%	27.09
2026	66	203,577	2.0%	6,106	2.9%	29.99
2027	58	193,918	1.9%	5,575	2.6%	28.75
2028	59	188,955	1.9%	6,439	3.0%	34.08
2029+	80	354,117	3.6%	9,689	4.6%	27.36
	1,807	4,490,756	45.0%	$ 131,649	62.2%	$ 29.32

All Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2019	154	411,144	4.1%	$ 9,403	4.4%	$ 22.87
2020	281	1,014,759	10.2%	21,411	10.1%	21.10
2021	319	1,069,301	10.8%	24,091	11.4%	22.53
2022	306	1,193,087	11.9%	26,827	12.6%	22.49
2023	295	1,466,499	14.7%	32,795	15.5%	22.36
2024	215	1,163,813	11.7%	24,985	11.8%	21.47
2025	77	589,739	5.9%	11,382	5.4%	19.30
2026	75	540,021	5.4%	10,805	5.1%	20.01
2027	66	406,268	4.0%	8,911	4.2%	21.93
2028	73	703,401	7.1%	15,781	7.4%	22.44
2029+	107	1,408,185	14.2%	25,674	12.1%	18.23
	1,968	9,966,217	100.0%	$ 212,065	100.0%	$ 21.28

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

Supplemental Disclosure
Quarter Ended March 31, 2019

Leasing Summary

	For the Three Months Ended March 31, 2019		
New Leases	Non-Anchor	Anchor	Total
Number of Leases	27	-	27
Gross Leasable Area (sq. ft.)	72,903	-	72,903
Initial Base Rent ($/sq. ft.) (1)	$ 28.23	$ -	$ 28.23
Tenant Improvements ($/sq. ft.)	$ 3.65	$ -	$ 3.65
Leasing Commissions ($/sq. ft.)	$ 2.77	$ -	$ 2.77
Weighted Average Lease Term (Yrs.) (2)	7.0	-	7.0
Renewals	Non-Anchor	Anchor	Total
Number of Leases	77	4	81
Gross Leasable Area (sq. ft.)	129,339	109,415	238,754
Initial Base Rent ($/sq. ft.) (1)	$ 32.71	$ 19.70	$ 26.75
Tenant Improvements ($/sq. ft.)	$ 0.26	$ 1.80	$ 0.97
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) (2)	4.8	8.1	6.3
Total	Non-Anchor	Anchor	Total
Number of Leases	104	4	108
Gross Leasable Area (sq. ft.)	202,242	109,415	311,657
Initial Base Rent ($/sq. ft.) (1)	$ 31.10	$ 19.70	$ 27.09
Tenant Improvements ($/sq. ft.)	$ 1.48	$ 1.80	$ 1.59
Leasing Commissions ($/sq. ft.)	$ 1.00	$ -	$ 0.65
Weighted Average Lease Term (Yrs.) (2)	5.6	8.1	6.5

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

Supplemental Disclosure
Quarter Ended March 31, 2019

Same-Space Comparative Leasing Summary

For the Three Months Ended March 31, 2019

New Leases	Non-Anchor	Anchor	Total
Comparative # of Leases	19	-	19
Comparative GLA (sq. ft.) (1)	39,759	-	39,759
Prior Base Rent ($/sq. ft.) (2)	$ 23.73	$ -	$ 23.73
Initial Base Rent ($/sq. ft.)	$ 31.02	$ -	$ 31.02
Percentage Change in Base Rents	30.7%	-	30.7%
Tenant Improvements ($/sq. ft.)	$ 4.78	$ -	$ 4.78
Leasing Commissions ($/sq. ft.)	$ 4.38	$ -	$ 4.38
Weighted Average Lease Term (Yrs.) (3)	7.4	-	7.4

Renewals	Non-Anchor	Anchor	Total
Comparative # of Leases	77	4	81
Comparative GLA (sq. ft.)	129,339	109,415	238,754
Prior Base Rent ($/sq. ft.) (2)	$ 30.52	$ 15.84	$ 23.79
Initial Base Rent ($/sq. ft.)	$ 32.71	$ 19.70	$ 26.75
Percentage Change in Base Rents	7.2%	24.3%	12.4%
Tenant Improvements ($/sq. ft.)	$ 0.26	$ 1.80	$ 0.97
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) (3)	4.8	8.1	6.3

Total	Non-Anchor	Anchor	Total
Comparative # of Leases	96	4	100
Comparative GLA (sq. ft.) (1)	169,098	109,415	278,513
Prior Base Rent ($/sq. ft.) (2)	$ 28.92	$ 15.84	$ 23.78
Initial Base Rent ($/sq. ft.)	$ 32.32	$ 19.70	$ 27.36
Percentage Change in Base Rents	11.7%	24.3%	15.0%
Tenant Improvements ($/sq. ft.)	$ 1.32	$ 1.80	$ 1.51
Leasing Commissions ($/sq. ft.)	$ 1.03	$ -	$ 0.62
Weighted Average Lease Term (Yrs.) (3)	5.4	8.1	6.5

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

Supplemental Disclosure Leased vs. Billed Summary Quarter Ended March 31, 2019 (dollars in thousands) 03/31/19 % leased at beginning of quarter 97.7% % billed at beginning of quarter 94.9% ABR of new leases signed/not yet commenced - at beginning of quarter $ 6,804 less: ABR of new leases commenced during quarter (2,010) plus: ABR of new leases signed during quarter 1,726 ABR of new leases signed/not yet commenced - at end of quarter $ 6,520 % leased at end of quarter 97.8% % billed at end of quarter 95.2% ABR of new leases commenced during quarter - actual cash received $ 283 - 19 -

Supplemental Disclosure Investor Information Quarter Ended March 31, 2019 Retail Opportunity Investments Corp. www.roireit.net Investor Relations: Transfer Agent: NASDAQ: ROIC Carol Merriman Constance Adams 11250 El Camino Real, Suite 200 cmerriman@roireit.net ComputerShare San Diego, CA 92130 858.255.7426 constance.adams@computershare.com Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal Jeremy Metz 212.885.4053 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. James O. Lykins 503.603.3041 Green Street Daniel J. Busch 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Tayo Okusanya 212.336.7076 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Jeff Donnelly 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 - 20 -